Exhibit (16)

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Paul A. Bachtold, John A. Blaisdell, Barbara A. Tolle, Kristen Bayazitoglu and Matt Hibbetts, each an officer of FORWARD FUNDS (the “TRUST”) and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign the Registration Statement on Form N-14 of the Trust, and any amendments to the Registration Statement, including pre- and post-effective amendments, and to sign any and all documents to be filed with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933 (File No. 333-226162), the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (File No. 811-06722); and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC by means of the SEC’s electronic disclosure system known as EDGAR, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

By:	/s/ Julie Allecta	Date: August 3, 2018
Name:	Julie Allecta
Title:	Trustee

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Paul A. Bachtold, John A. Blaisdell, Barbara A. Tolle, Kristen Bayazitoglu and Matt Hibbetts, each an officer of FORWARD FUNDS (the “TRUST”) and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign the Registration Statement on Form N-14 of the Trust, and any amendments to the Registration Statement, including pre- and post-effective amendments, and to sign any and all documents to be filed with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933 (File No. 333-226162), the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (File No. 811-06722); and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC by means of the SEC’s electronic disclosure system known as EDGAR, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

By:	/s/ John A. Blaisdell	Date: August 6, 2018
Name:	John A. Blaisdell
Title:	Trustee

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Paul A. Bachtold, John A. Blaisdell, Barbara A. Tolle, Kristen Bayazitoglu and Matt Hibbetts, each an officer of FORWARD FUNDS (the “TRUST”) and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign the Registration Statement on Form N-14 of the Trust, and any amendments to the Registration Statement, including pre- and post-effective amendments, and to sign any and all documents to be filed with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933 (File No. 333-226162), the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (File No. 811-06722); and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC by means of the SEC’s electronic disclosure system known as EDGAR, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

By:	/s/ Jonathan P. Carroll	Date: August 3, 2018
Name:	Jonathan P. Carroll
Title:	Trustee

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Paul A. Bachtold, John A. Blaisdell, Barbara A. Tolle, Kristen Bayazitoglu and Matt Hibbetts, each an officer of FORWARD FUNDS (the “TRUST”) and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign the Registration Statement on Form N-14 of the Trust, and any amendments to the Registration Statement, including pre- and post-effective amendments, and to sign any and all documents to be filed with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933 (File No. 333-226162), the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (File No. 811-06722); and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC by means of the SEC’s electronic disclosure system known as EDGAR, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

By:	/s/ A. John Gambs	Date: August 4, 2018
Name:	A. John Gambs
Title:	Trustee

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Paul A. Bachtold, John A. Blaisdell, Barbara A. Tolle, Kristen Bayazitoglu and Matt Hibbetts, each an officer of FORWARD FUNDS (the “TRUST”) and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign the Registration Statement on Form N-14 of the Trust, and any amendments to the Registration Statement, including pre- and post-effective amendments, and to sign any and all documents to be filed with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933 (File No. 333-226162), the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (File No. 811-06722); and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC by means of the SEC’s electronic disclosure system known as EDGAR, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

By:	/s/ Bernard A. Harris, Jr.	Date: August 08, 2018
Name:	Dr. Bernard A. Harris, Jr.
Title:	Trustee

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Paul A. Bachtold, John A. Blaisdell, Barbara A. Tolle, Kristen Bayazitoglu and Matt Hibbetts, each an officer of FORWARD FUNDS (the “TRUST”) and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign the Registration Statement on Form N-14 of the Trust, and any amendments to the Registration Statement, including pre- and post-effective amendments, and to sign any and all documents to be filed with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933 (File No. 333-226162), the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (File No. 811-06722); and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC by means of the SEC’s electronic disclosure system known as EDGAR, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

By:	/s/ Haig G. Mardikian	Date: August 6, 2018
Name:	Haig G. Mardikian
Title:	Trustee